The following is a supplement to your Consultant SL Variable Universal Life Insurance Policy prospectus. Please review and retain this supplement with your current prospectus. If you have any questions, call 1-800-865-5237.


                          Lincoln Benefit Life Company
                   Lincoln Benefit Life Variable Life Account
                      Supplement, dated September 22, 2005
                   to the Prospectus dated April 30, 2005 for
            Consultant SL Variable Universal Life Insurance Policies


This supplement amends the above-referenced prospectus for the Consultant SL Variable Universal Life Insurance Policies (the "Policies") offered by Lincoln Benefit Life Company. Please keep this supplement for future reference together with your prospectus. All capitalized terms have the same meaning as those included in the prospectus.


The prospectus is amended as follows:


1.  PREMIUM EXPENSE CHARGE
Effective November 15, 2005, the Premium Expense Charge shall apply to the first $50,000 of cumulative premium only.

The first sentence of Question 6 on page 4 is deleted and replaced with the following:

         Before your Premiums are allocated to the Policy Value, we deduct a Premium Tax Charge of 2.5% of each Premium and a Premium Expense Charge on the first $50,000 of cumulative Premium of 3.5% of Premium for the first ten Policy Years, and 1.5% thereafter.


The third column of the row of charges for the Premium Expense Charge in the Transaction Fee table on page 8 is deleted and replaced with the following:

         Policy Years 1-10: 3.5% of the Premium amount up to $50,000 of cumulative premium;

         Policy Years 11+: 1.5% of the Premium amount up to $50,000 of cumulative premium.


The first sentence of the second paragraph in the section titled "Premium Tax Charge and Premium Expense Charge" on page 28 is deleted and replaced with the following:

         The Premium Expense Charge applies to the first $50,000 of cumulative Premium and equals 3.5% of Premium for the first ten policy years, and 1.5% thereafter.


The third sentence of the first paragraph in column 2 on page 37 is deleted and replaced with the following:

         The illustrations also reflect the deduction from Premiums for a premium tax charge of 2.5% of each Premium, a premium expense charge applied to the first $50,000 of cumulative Premium of 3.5% of Premiums paid in the first ten Policy Years and 1.5% of Premium thereafter, the monthly policy fee of $7.50, and the monthly administrative expense charge.



2.  PORTFOLIO FOOTNOTE CORRECTION
Effective immediately, footnote 8 on page 21 is deleted and replaced with the following:

         (8) Effective July 1, 2005, the AIM V.I. Dent Demographic Trends Fund - Series I will change its name to AIM V.I. Demographic Trends Fund - Series I. In addition, H.S. Dent Advisors, Inc. will no longer be the sub-advisor to the Portfolio effective June 30, 2005.



3.  ADDITION OF FULL SURRENDER CHARGE ADJUSTMENT RIDER
The Full Surrender Charge Adjustment Rider will be available for all new policies issued on or after November 15, 2005. The following is added to the section under the heading "Optional Insurance Benefits" on page 24:

         Full Surrender Charge Adjustment Rider. This rider waives the surrender charges upon full surrender of the Policy during the first five Policy Years. There is no waiver of surrender charges on partial withdrawals. In addition, full surrender charges apply in determining the maximum amount available for Policy Loan or withdrawal. The rider can only be added to the Policy at issue. There is no additional cost for the rider. The rider is only available for use with the Policy in business-related situations. You may add the rider if it is available in your state. The rider cannot be deleted once it is added to a Policy. From time to time, we may modify the criteria for qualification for the rider.